Supplement Dated July 21, 2025
To The Updating Summary Prospectus Dated April 28, 2025 For

PERSPECTIVE ADVISORY II® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective July 21, 2025, a 7th Contract Anniversary step-up feature has been added to the Flex DB add-on benefit. The "Updated Information About Your Contract" section of the Updating Summary Prospectus has been revised as follows:

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

Benefit-Related Changes

Effective July 21, 2025, the following change was made to to the Contract:

1.For Contracts issued on or after July 21, 2025, Flex DB will now offer a 7th Contract Anniversary step-up feature.
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(To be used with JMV18691USP 04/25)

VPS00111 07/25